Exhibit 99.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF TRM CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth L. Tepper, Chief Executive Officer of TRM Corporation (the “Company”), hereby certify that the accompanying Annual Report of the Company on Form 10-K for the year ended December 31, 2002 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 31, 2003	/s/ Kenneth L. Tepper
Kenneth L. Tepper
Chief Executive Officer

Exhibit 99.2

CERTIFICATION OF

PRINCIPAL ACCOUNTING OFFICER

OF TRM CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rebecca J. Demy, Corporate Controller and Principal Accounting Officer of TRM Corporation (the “Company”), hereby certify that the accompanying Annual Report of the Company on Form 10-K for the year ended December 31, 2002 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 31, 2003	/s/ Rebecca J. Demy
Rebecca J. Demy
Corporate Controller (Principal Accounting Officer)